BLACKROCK FUNDS III

BlackRock Disciplined International Fund

(the “Fund”)

Supplement dated May 20, 2016 to the Fund’s

Summary Prospectus dated April 29, 2016

Effective immediately, the following change is made to the Fund’s Summary Prospectus:

The section entitled “Investment Manager” is deleted in its entirety and replaced with the following:

The Master Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Master Portfolio’s sub-advisers are BlackRock Fund Advisors and BlackRock International Limited (the “Sub-Advisers”). Where applicable, “BlackRock” refers also to the Sub-Advisers.

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Master Portfolio Since	Title
Raffaele Savi	2013	Managing Director of BlackRock, Inc.
Kevin Franklin	2013	Managing Director of BlackRock, Inc.
Richard Mathieson	2016	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-DI-0516SUP